Putnam
Small Cap
Growth Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-02


[GRAPHIC OMITTED: ZEPHYR CAR]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

The continual volatility and resistance to recovery that has marked the U.S. stock market for the past three years are clearly reflected in the results of Putnam Small Cap Growth Fund for the six months ended
December 31, 2002.

During the semiannual period, the fund underperformed both its primary and secondary benchmarks, but was in line with the average return for its Lipper category. You will find the details on page 6. In the following report, your fund's management team provides a thorough discussion of the reasons behind these results and offers its outlook for the fiscal year's second half.

In an environment such as this, which has been especially difficult for the growth stocks in which the fund invests, it is important for long-term investors to look beyond the current, albeit extended, market malaise.

While no one can say for certain what the future holds, we believe that, given the length of the market's decline, history is on the side of a turn for the better. Investors with the fortitude to ride out this period of turbulence and uncertainty should eventually be rewarded for their patience. Meanwhile, we would like you to know how pleased we are to have you as a Putnam shareholder. We believe that over the long term your decision to include this fund in your investment program will prove to be justified.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
February 19, 2003


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Specialty Growth Team

Over the six-month period ended December 31, 2002, Putnam Small Cap Growth Fund recorded a loss at net asset value. The fund underperformed both its benchmarks, the Russell 2000 Growth and Russell 2500 Growth indexes, which also posted losses for the period. The fund also underperformed the average return at NAV for its Lipper category (Small-Cap Growth Funds). These results came in an extremely challenging market environment, as equities across the board continued to suffer declines for the majority of your fund's reporting period. For additional performance information, please see page 6.

Total return for 6 months ended 12/31/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -16.18%  -20.98%  -16.48%  -20.65%  -16.54%  -17.38%  -16.40%  -19.32%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

Your fund invests in the stocks of smaller companies management believes may experience superior growth during improving market conditions. This strategy led to the fund's underperformance of its benchmarks during the period, because these indexes had greater exposure to defensive stocks in an extremely volatile market. The continued threat of terrorism, the possibility of a war with Iraq, and a widespread distrust of corporate governance and accounting practices after the Enron, Tyco, and WorldCom scandals contributed to an especially difficult third quarter in 2002 for stocks. To put the quarter in perspective, the S&P 500 had not recorded a more severe loss since 1987.

There are a number of indications, however, that this kind of decline may be consistent with the low points of previous bear markets. In the fourth quarter of 2002, your fund was able to recover some of the losses it had experienced as the market demonstrated some tentative signs of recovery.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                    8.6%

Health-care services      7.9%

Medical technology        7.6%

Biotechnology             7.0%

Electronics               6.5%

Footnote reads:
*Based on net assets as of 12/31/02. Holdings will vary over time.


* TECHNOLOGY STOCKS' CONTINUED SLIDE DETRACTED FROM PERFORMANCE,
  CREATED OPPORTUNITY

The market-wide downslide in the third quarter appeared to be the culmination of the negative factors and sentiment that had been present since the beginning of 2002. Emergency government economic stimulus and speculative stock-buying in the wake of September 11 provided enough of a boost to the market to carry it into positive territory through early 2002. At that point, the uncertainty regarding the extent of United States' war on terrorism, corporate malfeasance, and the battered technology sector began to take their toll on the overall market.

The main focus of your fund's investment strategy hinges on identifying small companies at attractive prices that are likely to grow at a faster rate than the overall market. As a result, we tend to focus on individual companies rather than allocating assets to specific sectors. While your fund was underweighted in technology compared to its benchmarks, the technology holdings your fund did own still detracted from performance. Biotech nology and the semiconductor industry have been generally weak as sectors, though we believe an increase in capital spending is possible in early 2003, and this could provide a much-needed lift for high-tech stocks. We remain bearish, however, on most telecommunications and communications services securities. Demand in those sectors has been lagging demand in other technology areas, and we believe the market is still over-saturated with supply.

One bright spot to emerge from the high-tech sectors' devaluation and uncertainty regarding the United States' political future came in the defense sector. In an environment where defense spending has been on the rise and military engagement in one form or another seems likely, stocks of many defense contractors and equipment manufacturers appeared relatively inexpensive over the period, given what we consider their potential for growth in the coming months. We have been selectively adding to holdings in this sector during the period.

* FUND'S BOTTOM-UP STOCK SELECTION HELPED RETURNS IN HEALTH CARE, FINANCIALS

Your fund's rigorous stock selection process enabled us to identify a number of attractive securities during the semiannual period. For example, most holdings in the health-care industry -- a sector in which the fund was heavily weighted -- performed solidly over the period. Pediatrix Medical Group, one of the fund's top ten holdings, had gained about 60% by the end of the period. Pediatrix provides physician-management services to neonatal ICUs in hospitals across the country. A biotechnology holding for the fund, Connetics Corp., was down about 7%, although we believe it still has strong potential. Connetics Corp. has a unique ability to repackage certain drugs as foam-based, topically applied drugs. Prescriptions for the company's drugs have been strong and we feel this process lends the stock a solid growth potential.

Fund Profile

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.

On the other hand, our analysis of companies in the financial industry turned up few corporations with what we believed to be above-average potential for growth. We felt that many financial companies may have overstated their earnings, and while your fund did own stocks of a few banks and mutual holding companies during the period, it was substantially underweighted in the sector compared with its benchmarks. By and large, the financial industry suffered substantial declines in the third quarter before making up some lost ground in the fourth. Although the fund's weighting caused it to miss out on this moderate rebound, we feel that overall, it helped to limit losses in the sector.

* OUTLOOK FOR EARLY 2003 IMPROVING AS ECONOMY RECOVERS

As we mentioned earlier, sharp declines across the spectrum of asset classes have historical connections to market bottoms. Although it is impossible to pinpoint a bottom with certainty, we feel there are a number of encouraging signs that may help fund performance in the second half of the fiscal year. Companies that have been holding down expenses by limiting technology spending are now beginning to appear more interested in upgrading equipment. The financial industry seems to have been showing signs of improvement and there are now a number of opportunities your fund's management team is pursuing. Generally, however, as economies have recovered and bear markets have ended, small-cap stocks have historically outperformed their large-cap counterparts. We believe that while there is currently a good deal of uncertainty in the marketplace, much of it will be resolved as some decision will likely be reached regarding Iraq, and as corporate accountability begins to be addressed through government-sponsored tax packages and legislation. The fundamentals of the U.S. economy have been stable for some time, and in what we anticipate to be an environment of less uncertainty in the coming months, small-cap growth stocks and your fund in particular should be able to take advantage of potentially improving conditions.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Career Education Corp.
Schools

FTI Consulting, Inc.
Consumer services

Pediatrix Medical Group, Inc.
Health-care services

CSK Auto Corp.
Automotive

FLIR Systems, Inc.
Machinery

Igen, Inc.
Medical technology

Waste Connections, Inc.
Waste management

Respironics, Inc.
Medical technology

UTI Worldwide, Inc.
Transportation

Connetics Corp.
Biotechnology

Footnote reads:
These holdings represent 12.3% of the fund's net assets as of 12/31/02. Portfolio holdings will vary over time.


The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Anthony Sellitto (Portfolio Leader), Roland Gillis
(Portfolio Member), Daniel Miller (Portfolio Member), Richard Weed (Portfolio Member), Dana Clark, Kenneth Doerr, Michael Mufson, Margery Parker, and Eric Wetlaufer.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended December 31, 2002. Performance should always be considered in light of a fund's investment strategy.

TOTAL RETURN FOR PERIODS ENDED 12/31/02

                     Class A        Class B         Class C         Class M
(inception dates)  (12/31/97)      (3/18/02)       (3/18/02)       (3/18/02)
                  NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months       -16.18% -20.98% -16.48% -20.65% -16.54% -17.38% -16.40% -19.32%
------------------------------------------------------------------------------
1 year         -32.22  -36.12  -32.70  -36.07  -32.76  -33.43  -32.56  -34.92
------------------------------------------------------------------------------
5 years         91.19   80.23   84.06   82.06   83.92   83.92   86.50   79.90
Annual average  13.84   12.50   12.98   12.73   12.96   12.96   13.28   12.46
------------------------------------------------------------------------------
Life of fund    92.31   81.23   85.32   84.32   85.18   85.18   87.57   81.10
Annual average  13.96   12.62   13.12   13.00   13.11   13.11   13.40   12.61
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/02

                   Russell 2000          Russell 2500            Consumer
                   Growth Index          Growth Index           price index
------------------------------------------------------------------------------
6 months             -15.63%               -12.36%                 1.06%
------------------------------------------------------------------------------
1 year               -30.26                -29.09                  2.43
------------------------------------------------------------------------------
5 years              -28.87                -14.96                 12.24
Annual average        -6.59                 -3.19                  2.34
------------------------------------------------------------------------------
Life of fund         -27.96                -13.97                 12.24
Annual average        -6.35                 -2.96                  2.34
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.

LIPPER INFORMATION:

The average cumulative return for the 464 funds in the Lipper Small-Cap Growth Funds category over the 6 months ended 12/31/02 was -16.02%. Over the 1-, 5-, and life-of-fund periods ended 12/31/02, annualized returns for the category were -29.72%, -2.31%, and -2.31%, respectively.

PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 12/31/02

                    Class A          Class B       Class C        Class M
------------------------------------------------------------------------------
Share value:      NAV     POP          NAV          NAV         NAV     POP
------------------------------------------------------------------------------
6/30/02         $14.96  $15.87       $14.93       $14.93      $14.94  $15.48
------------------------------------------------------------------------------
12/31/02         12.54   13.31        12.47        12.46       12.49   12.94
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 2000 Growth Index* is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2500 Growth Index* is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2002 (Unaudited)

COMMON STOCKS (96.9%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
                551 Alliant Techsystems, Inc. (NON)                                                         $34,355
             14,600 DRS Technologies, Inc. (NON)                                                            457,417
              3,550 Engineered Support Systems, Inc.                                                        130,143
             15,000 MTC Technologies, Inc. (NON)                                                            379,500
                                                                                                      -------------
                                                                                                          1,001,415

Agriculture (0.3%)
-------------------------------------------------------------------------------------------------------------------
              8,900 Horizon Organic Holding Corp. (NON)                                                     144,091

Airlines (0.8%)
-------------------------------------------------------------------------------------------------------------------
             18,400 Atlantic Coast Airlines, Inc. (NON)                                                     221,352
             16,390 ExpressJet Holdings, Inc. (NON)                                                         167,998
                                                                                                      -------------
                                                                                                            389,350

Automotive (1.7%)
-------------------------------------------------------------------------------------------------------------------
              4,900 Aftermarket Technology Corp. (NON)                                                       71,050
              1,667 Carlisle Cos., Inc.                                                                      68,980
             57,000 CSK Auto Corp. (NON)                                                                    627,000
                990 Oshkosh Truck Corp.                                                                      60,885
                                                                                                      -------------
                                                                                                            827,915

Banking (4.9%)
-------------------------------------------------------------------------------------------------------------------
             12,700 BankAtlantic Bancorp, Inc. Class A                                                      120,015
             17,400 Boston Private Financial Holdings, Inc.                                                 345,564
             34,200 Brookline Bancorp, Inc.                                                                 406,980
              1,650 Capitol Bancorp, Ltd.                                                                    38,280
              2,340 Commerce Bancorp, Inc.                                                                  101,065
              8,700 First Niagara Financial Group, Inc.                                                     227,244
              7,200 Greater Bay Bancorp                                                                     124,488
              3,450 Independent Bank Corp. -Massachusetts                                                    78,660
              1,230 Mid-State Bancshares                                                                     20,199
              7,100 New York Community Bancorp, Inc.                                                        205,048
              6,900 Sound Federal Bancorp                                                                   207,690
              5,800 Staten Island Bancorp, Inc.                                                             116,812
             18,600 TierOne Corp. (NON)                                                                     281,976
              4,170 Trico Bancshares                                                                        102,582
                                                                                                      -------------
                                                                                                          2,376,603

Biotechnology (7.0%)
-------------------------------------------------------------------------------------------------------------------
              6,650 Alexion Pharmaceuticals, Inc. (NON)                                                      93,898
             18,600 Amylin Pharmaceuticals, Inc. (NON)                                                      300,204
             53,550 BioMarin Pharmaceuticals, Inc. (NON)                                                    377,528
              4,000 Cerus Corp. (NON)                                                                        86,000
             44,300 Connetics Corp. (NON)                                                                   532,486
             62,500 Discovery Laboratories, Inc. (NON)                                                      175,625
              2,340 IDEXX Laboratories, Inc. (NON)                                                           76,869
             18,800 InterMune, Inc. (NON)                                                                   479,588
              2,985 Invitrogen Corp. (NON)                                                                   93,401
             10,550 NPS Pharmaceuticals, Inc. (NON)                                                         265,544
              9,650 OSI Pharmaceuticals, Inc. (NON)                                                         158,260
             10,900 Scios, Inc. (NON)                                                                       355,122
              5,400 SICOR, Inc. (NON)                                                                        85,590
              8,100 Trimeris, Inc. (NON)                                                                    349,029
                                                                                                      -------------
                                                                                                          3,429,144

Broadcasting (3.1%)
-------------------------------------------------------------------------------------------------------------------
                937 Cox Radio, Inc. Class A (NON)                                                            21,373
             10,300 Lin TV Corp. Class A (NON)                                                              250,805
             56,700 Regent Communications, Inc. (NON)                                                       335,097
             22,000 SAGA Communications, Inc. Class A (NON)                                                 418,000
             19,450 Salem Communications Corp. Class A (NON)                                                485,667
                                                                                                      -------------
                                                                                                          1,510,942

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
                860 Cabot Microelectronics Corp. (NON)                                                       40,592

Commercial and Consumer Services (2.6%)
-------------------------------------------------------------------------------------------------------------------
              5,000 Corporate Executive Board Co. (The) (NON)                                               159,600
              3,750 G & K Services, Inc. Class A                                                            132,754
             72,727 InteliData Technologies Corp.                                                            65,454
             11,850 Keith Cos., Inc. (The) (NON)                                                            154,880
              6,000 PDI, Inc. (NON)                                                                          64,746
              4,925 Right Management Consultants (NON)                                                       65,256
              7,720 Rollins, Inc.                                                                           196,474
              6,700 Strayer Education, Inc.                                                                 385,250
              1,827 Viad Corp.                                                                               40,833
                                                                                                      -------------
                                                                                                          1,265,247

Communications Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
             16,540 Arris Group, Inc. (NON)                                                                  59,048
              5,220 Inter-Tel, Inc.                                                                         109,150
              9,500 Tekelec (NON)                                                                            99,275
                                                                                                      -------------
                                                                                                            267,473

Computers (3.3%)
-------------------------------------------------------------------------------------------------------------------
             12,300 Avocent Corp. (NON)                                                                     273,306
             12,700 Emulex Corp. (NON)                                                                      235,585
              3,190 j2 Global Communications, Inc. (NON)                                                     60,738
             29,600 Magma Design Automation, Inc. (NON)                                                     283,568
             56,300 McDATA Corp. Class A (NON)                                                              399,730
             33,150 Synaptics, Inc. (NON)                                                                   251,940
              1,830 Take-Two Interactive Software, Inc. (NON)                                                42,987
              8,500 Western Digital Corp. (NON)                                                              54,315
                                                                                                      -------------
                                                                                                          1,602,169

Consumer Finance (0.1%)
-------------------------------------------------------------------------------------------------------------------
              4,430 World Acceptance Corp. (NON)                                                             33,712

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
              1,480 Blyth Industries, Inc.                                                                   39,605
              2,700 Chattem, Inc. (NON)                                                                      55,485
             25,300 Yankee Candle Co., Inc. (The) (NON)                                                     404,800
                                                                                                      -------------
                                                                                                            499,890

Consumer Services (1.6%)
-------------------------------------------------------------------------------------------------------------------
             16,000 FTI Consulting, Inc. (NON)                                                              642,400
              1,127 Hotels.com Class A (NON)                                                                 61,568
              7,700 NetFlix, Inc. (NON)                                                                      84,777
                                                                                                      -------------
                                                                                                            788,745

Electrical Equipment (0.9%)
-------------------------------------------------------------------------------------------------------------------
             16,000 Baldor Electric Co.                                                                     316,000
              1,600 InVision Technologies, Inc. (NON)                                                        42,176
             13,000 Power-One, Inc. (NON)                                                                    73,710
                                                                                                      -------------
                                                                                                            431,886

Electronics (6.5%)
-------------------------------------------------------------------------------------------------------------------
              7,560 Arrow Electronics, Inc. (NON)                                                            96,692
              6,456 Benchmark Electronics, Inc. (NON)                                                       185,029
             14,600 Brooks-PRI Automation, Inc. (NON)                                                       167,316
              9,440 ESS Technology (NON)                                                                     59,378
             15,080 Integrated Circuit Systems, Inc. (NON)                                                  275,210
              4,400 Integrated Device Technology, Inc. (NON)                                                 36,828
             12,300 Marvell Technology Group, Ltd. (Bermuda) (NON)                                          231,978
              2,460 Microchip Technology, Inc.                                                               60,147
             34,000 Monolithic System Technology, Inc. (NON)                                                410,720
             14,800 PLX Technology, Inc. (NON)                                                               57,868
              6,800 RF Micro Devices, Inc. (NON)                                                             49,844
             38,700 Silicon Image, Inc. (NON)                                                               232,200
             20,750 Silicon Laboratories, Inc. (NON)                                                        395,910
             43,550 Skyworks Solutions, Inc. (NON)                                                          375,401
              4,430 Storage Technology Corp. (NON)                                                           94,891
              2,596 Varian Semiconductor Equipment (NON)                                                     61,684
             36,600 Vital Images, Inc. (NON)                                                                328,302
              4,000 Zoran Corp. (NON)                                                                        56,280
                                                                                                      -------------
                                                                                                          3,175,678

Energy (2.0%)
-------------------------------------------------------------------------------------------------------------------
             15,300 Atwood Oceanics, Inc. (NON)                                                             460,530
              8,370 Global Power Equipment Group, Inc. (NON)                                                 41,264
            119,450 Grey Wolf, Inc. (NON)                                                                   476,606
                                                                                                      -------------
                                                                                                            978,400

Financial (1.4%)
-------------------------------------------------------------------------------------------------------------------
              2,760 eSpeed, Inc. Class A (NON)                                                               46,757
             11,450 Federal Agriculture Mortgage Corp. Class C (NON)                                        350,828
              2,556 New Century Financial Corp.                                                              64,897
              1,080 WFS Financial, Inc. (NON)                                                                22,584
             10,650 W.P. Stewart & Co., Ltd. (Bermuda)                                                      190,848
                                                                                                      -------------
                                                                                                            675,914

Food (0.4%)
-------------------------------------------------------------------------------------------------------------------
              8,650 International Multifoods Corp. (NON)                                                    183,294

Forest Products and Packaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
              2,850 Jarden Corp. (NON)                                                                       68,030

Gaming & Lottery (1.7%)
-------------------------------------------------------------------------------------------------------------------
              4,912 GTECH Holdings Corp. (NON)                                                              136,848
             19,100 Shuffle Master, Inc. (NON)                                                              365,001
             19,100 Station Casinos, Inc. (NON)                                                             338,070
                                                                                                      -------------
                                                                                                            839,919

Health Care Services (7.9%)
-------------------------------------------------------------------------------------------------------------------
              2,114 aaiPharma, Inc. (NON)                                                                    29,638
             14,100 Accredo Health, Inc. (NON)                                                              497,025
             13,650 AMERIGROUP Corp. (NON)                                                                  413,732
              4,680 AmeriPath, Inc. (NON)                                                                   100,620
              1,317 Apria Healthcare Group, Inc. (NON)                                                       29,290
             15,350 Centene Corp. (NON)                                                                     515,607
              5,770 Conventry Health Care, Inc. (NON)                                                       167,503
                967 DaVita, Inc. (NON)                                                                       23,856
                860 Express Scripts, Inc. Class A (NON)                                                      41,314
                817 Fisher Scientific International, Inc. (NON)                                              24,575
                864 Henry Schein, Inc. (NON)                                                                 38,880
              2,220 Lincare Holdings, Inc. (NON)                                                             70,196
             12,400 Odyssey Healthcare, Inc. (NON)                                                          430,280
                740 Patterson Dental Co. (NON)                                                               32,368
             15,700 Pediatrix Medical Group, Inc. (NON)                                                     628,942
             11,000 Sierra Health Services, Inc. (NON)                                                      132,110
              5,500 Steris Corp. (NON)                                                                      133,375
                782 Syncor International Corp. (NON)                                                         21,685
             20,350 VCA Antech, Inc. (NON)                                                                  305,250
             12,900 VistaCare, Inc. Class A (NON)                                                           206,529
                                                                                                      -------------
                                                                                                          3,842,775

Homebuilding (0.3%)
-------------------------------------------------------------------------------------------------------------------
              1,230 Meritage Corp. (NON)                                                                     41,390
                300 NVR, Inc. (NON)                                                                          97,650
                                                                                                      -------------
                                                                                                            139,040

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,234 Genlyte Group, Inc. (The) (NON)                                                          38,451

Insurance (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,350 Hilb, Rogal & Hamilton Co.                                                               55,215

Investment Banking/Brokerage (0.3%)
-------------------------------------------------------------------------------------------------------------------
              2,700 Affiliated Managers Group (NON)                                                         135,810

Leisure (0.9%)
-------------------------------------------------------------------------------------------------------------------
             16,650 Multimedia Games, Inc. (NON)                                                            457,209

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
              3,570 Choice Hotels International, Inc. (NON)                                                  81,039

Machinery (1.6%)
-------------------------------------------------------------------------------------------------------------------
              1,901 AGCO Corp. (NON)                                                                         42,012
              2,430 Briggs & Stratton Corp.                                                                 103,202
             12,500 FLIR Systems, Inc. (NON)                                                                610,000
                                                                                                      -------------
                                                                                                            755,214

Manufacturing (0.8%)
-------------------------------------------------------------------------------------------------------------------
              9,150 IDEX Corp.                                                                              299,205
              4,190 Shaw Group, Inc. (NON)                                                                   68,926
                                                                                                      -------------
                                                                                                            368,131

Medical Technology (7.6%)
-------------------------------------------------------------------------------------------------------------------
             25,900 American Medical Systems Holdings, Inc. (NON)                                           419,839
              2,000 Analogic Corp.                                                                          100,576
             22,550 Conceptus, Inc. (NON)                                                                   270,149
              2,710 DENTSPLY International, Inc.                                                            100,812
             26,300 Epix Medical, Inc. (NON)                                                                190,149
              3,080 Hanger Orthopedic Group, Inc. (NON)                                                      40,502
             13,900 Igen, Inc. (NON)                                                                        595,615
              4,940 Immucor, Inc. (NON)                                                                     100,035
             30,400 Kyphon, Inc. (NON)                                                                      259,616
              3,690 Merit Medical Systems, Inc. (NON)                                                        73,505
              4,920 Possis Medical, Inc. (NON)                                                               88,560
             18,520 Respironics, Inc. (NON)                                                                 563,582
             29,900 Serologicals Corp. (NON)                                                                328,900
             11,800 SurModics, Inc. (NON)                                                                   338,424
              4,544 Varian Medical Systems, Inc. (NON)                                                      225,382
                                                                                                      -------------
                                                                                                          3,695,646

Natural Gas Utilities (0.4%)
-------------------------------------------------------------------------------------------------------------------
              5,260 UGI Corp.                                                                               196,671

Office Equipment & Supplies (1.0%)
-------------------------------------------------------------------------------------------------------------------
              4,360 Global Imaging Systems, Inc. (NON)                                                       80,137
              1,720 New England Business Services, Inc.                                                      41,968
             18,700 Quixote Corp.                                                                           337,722
                860 Scansource, Inc. (NON)                                                                   42,398
                                                                                                      -------------
                                                                                                            502,225

Oil & Gas (2.0%)
-------------------------------------------------------------------------------------------------------------------
             20,900 Chesapeake Energy Corp.                                                                 161,766
              1,930 EnergySouth, Inc.                                                                        54,426
              1,400 Houston Exploration Co. (NON)                                                            42,840
              2,615 Patina Oil & Gas Corp.                                                                   82,765
              6,600 Quicksilver Resources, Inc. (NON)                                                       148,038
              4,700 Vintage Petroleum, Inc.                                                                  49,585
             26,800 W-H Energy Services, Inc. (NON)                                                         391,012
              1,720 XTO Energy, Inc.                                                                         42,484
                                                                                                      -------------
                                                                                                            972,916

Pharmaceuticals (2.2%)
-------------------------------------------------------------------------------------------------------------------
                351 Barr Laboratories, Inc. (NON)                                                            22,847
              5,290 Bradley Pharmaceuticals, Inc. (NON)                                                      68,929
              6,900 Endo Pharmaceuticals Holdings, Inc. (NON)                                                53,123
             16,500 K-V Pharmaceuticals Co. Class A (NON)                                                   382,800
              4,030 Perrigo Co. (NON)                                                                        48,965
              2,339 Pharmaceutical Resources, Inc. (NON)                                                     69,702
             49,165 Salix Pharmaceuticals, Ltd. (NON)                                                       343,663
              2,830 Watson Pharmaceuticals, Inc. (NON)                                                       80,004
                                                                                                      -------------
                                                                                                          1,070,033

Restaurants (1.6%)
-------------------------------------------------------------------------------------------------------------------
              3,900 Brinker International, Inc. (NON)                                                       125,775
             16,800 California Pizza Kitchen, Inc. (NON)                                                    423,360
              7,090 CBRL Group, Inc.                                                                        213,622
              1,114 Papa John's International, Inc. (NON)                                                    31,058
                                                                                                      -------------
                                                                                                            793,815

Retail (8.6%)
-------------------------------------------------------------------------------------------------------------------
             10,550 99 Cents Only Stores (NON)                                                              283,373
             33,050 A.C. Moore Arts & Crafts, Inc. (NON)                                                    420,066
              2,330 Advance Auto Parts, Inc. (NON)                                                          113,937
             17,500 Big 5 Sporting Goods Corp. (NON)                                                        188,825
                891 Blockbuster, Inc. Class A                                                                10,915
             14,400 Chico's FAS, Inc. (NON)                                                                 272,304
              7,300 Coach, Inc. (NON)                                                                       240,316
              7,900 Duane Reade, Inc. (NON)                                                                 134,300
              8,800 Foot Locker, Inc.                                                                        92,400
              8,500 Gart Sports Co. (NON)                                                                   164,475
             12,300 Guitar Center, Inc. (NON)                                                               203,688
             16,200 Hancock Fabrics, Inc.                                                                   247,050
             40,300 Movie Gallery, Inc. (NON)                                                               523,900
             20,190 NBTY, Inc. (NON)                                                                        354,940
              4,101 PETsMART, Inc. (NON)                                                                     70,250
              3,455 Pier 1 Imports, Inc.                                                                     65,403
              3,450 Quiksilver, Inc. (NON)                                                                   91,977
              2,700 Rent-A-Center, Inc. (NON)                                                               134,865
              2,460 Ross Stores, Inc.                                                                       104,279
             10,400 Sonic Automotive, Inc. (NON)                                                            154,648
              7,500 United Natural Foods, Inc. (NON)                                                        190,125
              2,300 Whole Foods Market, Inc. (NON)                                                          121,279
                                                                                                      -------------
                                                                                                          4,183,315

Schools (1.7%)
-------------------------------------------------------------------------------------------------------------------
             16,600 Career Education Corp. (NON)                                                            664,000
              2,340 Corinthian Colleges, Inc. (NON)                                                          88,592
              2,340 ITT Educational Services, Inc. (NON)                                                     55,107
                                                                                                      -------------
                                                                                                            807,699

Semiconductor (2.8%)
-------------------------------------------------------------------------------------------------------------------
             16,350 Advanced Energy Industries, Inc. (NON)                                                  207,972
             17,400 ASM International NV (Netherlands) (NON)                                                224,460
             11,800 Cognex Corp. (NON)                                                                      217,474
             11,100 Cymer, Inc. (NON)                                                                       357,975
             14,800 Photon Dynamics, Inc. (NON)                                                             337,440
                                                                                                      -------------
                                                                                                          1,345,321

Shipping (1.7%)
-------------------------------------------------------------------------------------------------------------------
              7,800 Heartland Express, Inc. (NON)                                                           178,706
              7,350 Hunt (JB) Transport Services, Inc. (NON)                                                215,355
              8,200 Knight Transportation, Inc. (NON)                                                       172,200
             10,750 SCS Transportation, Inc. (NON)                                                          106,533
              5,700 USFreightways Corp.                                                                     163,875
                                                                                                      -------------
                                                                                                            836,669

Software (5.9%)
-------------------------------------------------------------------------------------------------------------------
              4,680 Activision, Inc. (NON)                                                                   68,281
             27,300 Aether Systems, Inc. (NON)                                                              102,638
              9,850 Citrix Systems, Inc. (NON)                                                              121,352
             15,760 Compuware Corp. (NON)                                                                    75,648
             24,900 Concord Communications, Inc. (NON)                                                      223,851
             26,400 Documentum, Inc. (NON)                                                                  413,424
             24,850 Embarcadero Technologies, Inc. (NON)                                                    148,355
              5,213 Inet Technologies, Inc. (NON)                                                            31,799
             18,550 Internet Security Systems, Inc. (NON)                                                   340,023
             17,400 Manhattan Associates, Inc. (NON)                                                        411,684
             27,700 Matrixone, Inc. (NON)                                                                   119,110
             10,900 NETIQ Corp. (NON)                                                                       134,615
              7,200 Network Associates, Inc. (NON)                                                          115,848
              5,540 SS&C Technologies, Inc. (NON)                                                            59,007
              2,448 Sybase, Inc. (NON)                                                                       32,803
              3,570 Systems & Computer Technology Corp. (NON)                                                30,702
             11,600 Verisity, Ltd. (NON)                                                                    221,096
              3,400 WebEx Communications, Inc. (NON)                                                         51,000
             20,400 webMethods, Inc. (NON)                                                                  167,688
                                                                                                      -------------
                                                                                                          2,868,924

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
              1,230 Dun & Bradstreet Corp. (The) (NON)                                                       42,423

Technology Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
              3,250 CACI International, Inc. Class A (NON)                                                  115,830
              3,250 Global Payments, Inc.                                                                   104,033
             76,600 Online Resources Corp. (NON)                                                            215,169
             12,600 SI International, Inc. (NON)                                                            136,206
             50,250 Wireless Facilities, Inc. (NON)                                                         302,003
                                                                                                      -------------
                                                                                                            873,241

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
              8,990 Citizens Communications Co. (NON)                                                        94,845
              2,520 Commonwealth Telephone Enterprises, Inc. (NON)                                           90,317
             12,500 Level 3 Communications, Inc. (NON)                                                       61,250
              5,839 Price Communications Corp (NON)                                                          80,753
              7,140 Western Wireless Corp. Class A (NON)                                                     37,842
                                                                                                      -------------
                                                                                                            365,007

Textiles (0.8%)
-------------------------------------------------------------------------------------------------------------------
             27,200 Wolverine World Wide, Inc.                                                              410,992

Transaction Processing (0.1%)
-------------------------------------------------------------------------------------------------------------------
              6,650 eFunds Corp. (NON)                                                                       60,582

Transportation (1.1%)
-------------------------------------------------------------------------------------------------------------------
             20,950 UTI Worldwide, Inc.                                                                     549,938

Transportation Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
             14,400 Pacer International, Inc. (NON)                                                         191,520

Waste Management (1.9%)
-------------------------------------------------------------------------------------------------------------------
             40,550 Casella Waste Systems, Inc. Class A (NON)                                               360,490
             14,600 Waste Connections, Inc. (NON)                                                           563,706
                                                                                                      -------------
                                                                                                            924,196
                                                                                                      -------------
                    Total Common Stocks (cost $48,860,517)                                              $47,094,426

WARRANTS (--%) (a) (NON) (cost $--)                                                     EXPIRATION
NUMBER OF WARRANTS                                                                            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 InteliData Technologies Corp.                                         11/28/03               $1

SHORT-TERM INVESTMENTS (2.8%) (a) (cost $1,359,377)
SHARES                                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------------
          1,359,377 Short-term investments held in Putnam commingled cash account with yields ranging from 1.20%
                    to 1.59% and due dates ranging from January 2, 2003
                    to February 19, 2003 (d)                                                             $1,359,377
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $50,219,894)                                                $48,453,804
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $48,603,677.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$50,219,894) (Note 1)                                                           $48,453,804
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            16,330
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              299,695
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                        1,448
-------------------------------------------------------------------------------------------
Total assets                                                                     48,771,277

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           50,035
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         30,087
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           19,137
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         3,369
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            462
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               32,245
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               32,265
-------------------------------------------------------------------------------------------
Total liabilities                                                                   167,600
-------------------------------------------------------------------------------------------
Net assets                                                                      $48,603,677

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $59,742,793
-------------------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                                           (302,334)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (9,070,692)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (1,766,090)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                     $48,603,677

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($32,657,326 divided by 2,604,176 shares)                                            $12.54
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $12.54)*                              $13.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($12,328,667 divided by 988,988 shares)**                                            $12.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($2,106,058 divided by 169,002 shares)**                                             $12.46
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,511,626 divided by 120,989 shares)                                               $12.49
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $12.49)*                              $12.94
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended December 31, 2002 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends                                                                           $32,199
-------------------------------------------------------------------------------------------
Interest                                                                             15,704
-------------------------------------------------------------------------------------------
Total investment income                                                              47,903

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    205,295
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       76,946
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     2,701
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,285
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                34,215
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                49,414
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                 8,403
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,973
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              38,478
-------------------------------------------------------------------------------------------
Legal                                                                                31,785
-------------------------------------------------------------------------------------------
Other                                                                                57,796
-------------------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                                     (148,401)
-------------------------------------------------------------------------------------------
Total expenses                                                                      362,890
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (12,653)
-------------------------------------------------------------------------------------------
Net expenses                                                                        350,237
-------------------------------------------------------------------------------------------
Net investment loss                                                                (302,334)
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                (6,806,015)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                  1,433
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                        720,147
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (6,084,435)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                            $(6,386,769)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      December 31               June 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                     $(302,334)            $(249,808)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (6,804,582)           (1,755,141)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 720,147            (5,545,533)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                   (6,386,769)           (7,550,482)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                      17,654,052            23,278,264
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                           11,267,283            15,727,782

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    37,336,394            21,608,612
-------------------------------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $302,334 and $--, respectively)                    $48,603,677           $37,336,394
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months                                                      For the period
                                       ended                                                          December 31,
Per-share                           December 31                                                         1997+ to
operating performance               (Unaudited)                   Year ended June 30                    June 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.96       $19.46       $26.90       $14.85       $10.52        $8.50
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(b)              (.08)        (.19)        (.21)        (.24)        (.11)        (.04)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.34)       (4.31)       (4.37)       14.98         4.55         2.06
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (2.42)       (4.50)       (4.58)       14.74         4.44         2.02
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.85)       (2.69)        (.11)          --
------------------------------------------------------------------------------------------------------------------
From return of capital                    --           --         (.01)          --           --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.86)       (2.69)        (.11)          --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $12.54       $14.96       $19.46       $26.90       $14.85       $10.52
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                (16.18)*     (23.12)      (16.31)      102.02        42.62        23.77*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $32,657      $27,017      $21,609      $29,924       $9,192       $5,205
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)             .78*        1.38         1.30         1.30         1.30          .65*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.63)*      (1.19)       (1.02)       (1.05)       (1.04)        (.37)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 50.02*      134.73       114.08       152.49       184.61        85.45*
------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended
    December 31, 2002, June 30, 2002, June 30, 2001, June 30, 2000, June 30,
    1999 and June 30, 1998 reflect a reduction of 0.36%, 0.40%, 0.10%,
    0.25%, 0.37% and 0.62%, respectively, based on average net assets for class A shares. (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------
                                     Six months
                                       ended      For the period
Per-share                           December 31   March 18, 2002+
operating performance               (Unaudited)    to June 30
-------------------------------------------------------------------
                                        2002          2002
-------------------------------------------------------------------
Net asset value,
beginning of period                   $14.93        $17.78
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment loss (a)(b)              (.13)         (.07)
-------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.33)        (2.78)
-------------------------------------------------------------------
Total from
investment operations                  (2.46)        (2.85)
-------------------------------------------------------------------
Net asset value,
end of period                         $12.47        $14.93
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                (16.48)*      (16.03)*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $12,329        $8,794
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.16*          .66*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)           (1.01)*        (.58)*
-------------------------------------------------------------------
Portfolio turnover (%)                 50.02*       134.73
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended
    December 31, 2002 and June 30, 2002 reflect a reduction of 0.36% and
    0.24%, respectively, based on average net assets for class B shares.
    (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------
                                     Six months
                                       ended      For the period
Per-share                            December 31  March 18, 2002+
operating performance               (Unaudited)    to June 30
-------------------------------------------------------------------
                                        2002          2002
-------------------------------------------------------------------
Net asset value,
beginning of period                   $14.93        $17.78
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment loss (a)(b)              (.13)         (.07)
-------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.34)        (2.78)
-------------------------------------------------------------------
Total from
investment operations                  (2.47)        (2.85)
-------------------------------------------------------------------
Net asset value,
end of period                         $12.46        $14.93
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                (16.54)*      (16.03)*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,106        $1,155
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.16*          .66*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)           (1.01)*        (.58)*
-------------------------------------------------------------------
Portfolio turnover (%)                 50.02*       134.73
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended
    December 31, 2002 and June 30, 2002 reflect a reduction of 0.36% and
    0.24%, respectively, based on average net assets for class C shares.
    (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------
                                    Six months
                                       ended      For the period
Per-share                           December 31   March 18, 2002+
operating performance               (Unaudited)     to June 30
-------------------------------------------------------------------
                                        2002          2002
-------------------------------------------------------------------
Net asset value,
beginning of period                   $14.94        $17.78
-------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------
Net investment loss (a)(b)              (.11)         (.06)
-------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (2.34)        (2.78)
-------------------------------------------------------------------
Total from
investment operations                  (2.45)        (2.84)
-------------------------------------------------------------------
Net asset value,
end of period                         $12.49        $14.94
-------------------------------------------------------------------
Total return at
net asset value (%)(c)                (16.40)*      (15.97)*
-------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,512          $370
-------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(a)(d)            1.03*          .59*
-------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(a)            (.88)*        (.51)*
-------------------------------------------------------------------
Portfolio turnover (%)                 50.02*       134.73
-------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the periods ended
    December 31, 2002 and June 30, 2002 reflect a reduction of 0.36% and
    0.24%, respectively, based on average net assets for class M shares.
    (Note 2)

(b) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

   The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
December 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Small Cap Growth Fund, (the "fund"), is a series of Putnam Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek capital appreciation by investing primarily in the equity securities of small, rapidly growing U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $1,951,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on June 30, 2010.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer its fiscal year ending June 30, 2003 approximately $25,000 of losses recognized during the period November 1, 2001 to June 30, 2002.

The aggregate identified cost on a tax basis is $50,509,754, resulting in gross unrealized appreciation and depreciation of $3,238,700 and $5,294,650, respectively, or net unrealized depreciation of $2,055,950.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% of any excess thereafter.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2003, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expense, credits from Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC, and payments under the trust's distribution plan) would exceed an annual rate of 1.30% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2002, the fund's expenses were reduced by $12,653 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $354 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months December 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $16,555 and $189 from the sale of class A and class M shares, respectively, and received $5,033 and $228 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2002, Putnam Retail Management, acting as underwriter received no monies on class A or class M redemptions.


Note 3
Purchases and sales of securities

During the six months ended December 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $36,563,503 and $20,083,956, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period are summarized as follows:

                                             Contract             Premiums
                                              Amounts             Received
---------------------------------------------------------------------------
Written options outstanding
at beginning of period                              --                 $--
---------------------------------------------------------------------------
Options opened                                     879               1,433
Options expired                                   (879)             (1,433)
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options outstanding
at end of period                                    --                 $--
---------------------------------------------------------------------------

Note 4
Capital shares

At December 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,281,755         $16,183,845
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,281,755          16,183,845

Shares repurchased                            (483,540)         (5,998,944)
---------------------------------------------------------------------------
Net increase                                   798,215         $10,184,901
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,326,903         $22,475,747
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,326,903          22,475,747

Shares repurchased                            (631,539)        (10,723,728)
---------------------------------------------------------------------------
Net increase                                   695,364         $11,752,019
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    551,763          $6,958,652
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               551,763           6,958,652

Shares repurchased                            (151,735)         (1,863,155)
---------------------------------------------------------------------------
Net increase                                   400,028          $5,095,497
---------------------------------------------------------------------------

                                             For the period March 18, 2002
                                           (commencement of operations) to
                                                             June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    617,672         $10,264,283
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               617,672          10,264,283

Shares repurchased                             (28,712)           (468,049)
---------------------------------------------------------------------------
Net increase                                   588,960          $9,796,234
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    115,733          $1,442,301
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               115,733           1,442,301

Shares repurchased                             (24,105)           (294,247)
---------------------------------------------------------------------------
Net increase                                    91,628          $1,148,054
---------------------------------------------------------------------------

                                             For the period March 18, 2002
                                           (commencement of operations) to
                                                             June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     83,015          $1,387,215
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                83,015           1,387,215

Shares repurchased                              (5,641)            (93,045)
---------------------------------------------------------------------------
Net increase                                    77,374          $1,294,170
---------------------------------------------------------------------------

                                        Six months ended December 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    108,956          $1,380,955
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               108,956           1,380,955

Shares repurchased                             (12,716)           (155,355)
---------------------------------------------------------------------------
Net increase                                    96,240          $1,225,600
---------------------------------------------------------------------------

                                             For the period March 18, 2002
                                           (commencement of operations) to
                                                             June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     39,779            $684,211
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                39,779             684,211

Shares repurchased                             (15,030)           (248,370)
---------------------------------------------------------------------------
Net increase                                    24,749            $435,841
---------------------------------------------------------------------------


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Daniel Miller
Vice President

Eric Wetlaufer
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA076-84119  2HF/2ZF/2ZG/2ZH  2/03